TRANSAMERICA PARTNERS VARIABLE FUNDS

and

TRANSAMERICA ASSET ALLOCATION VARIABLE FUNDS

Supplement to the Currently Effective Prospectus and

Statement of Additional Information, dated May 1, 2014, as amended

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Transamerica Partners Inflation-Protected Securities

The following replaces the information in the Prospectus under the section entitled “Transamerica Partners Inflation-Protected Securities Portfolio – Management”:

Investment Adviser:	Sub-Adviser:
Transamerica Asset Management, Inc.	BlackRock Financial Management, Inc.

Portfolio Managers:
Gargi Chaudhuri, Portfolio Manager since 2014
Martin Hegarty, Portfolio Manager since 2010

The following replaces the information in the Prospectus under the section entitled “Management of Transamerica Partners Portfolios – Portfolio Manager(s)”:

Name	Sub-Adviser	Positions Over Past Five Years
Gargi Chaudhuri	BlackRock Financial Management, Inc.	Portfolio Manager of the portfolio since 2014; Portfolio Manager with BlackRock Financial Management, Inc. since 2010; Director; From 2009 – 2010, Jefferies & Co. Vice President; From 2001 – 2008, Bank of America Merrill Lynch, Vice President

Martin Hegarty	BlackRock Financial Management, Inc.	Portfolio Manager of the portfolio since 2010; Portfolio Manager with BlackRock Financial Management, Inc. since 2010; Managing Director; Senior Portfolio Manager; From 2003 – 2010, Bank of America Merrill Lynch, Director, Global Rates and Currency Group

All references to Brian Weinstein in the Statement of Additional Information in “Appendix B – Portfolio Managers” are deleted.

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Investors Should Retain this Supplement for Future Reference

June 11, 2014